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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported):November 30, 1998





                        FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


              Delaware                                    333-44067                            06-1442101
--------------------------------------                 -----------------                  -----------------------
   (State or Other Jurisdiction of                       (Commission                          (I.R.S. Employer
           Incorporation)                                File Number)                       Identification No.)


    600 Steamboat Road Greenwich,
             Connecticut                                                                        06830
--------------------------------------                                                    -------------------
   (Address of Principal Executive                                                            (Zip Code)
              Offices)


Registrant's telephone number, including area code (203) 622-2700
------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Financial Asset Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to City Capital Home Loan Trust 1998-4 Asset Backed Notes.

         In connection with the offering of the City Capital Home Loan Trust 1998-4 Asset Backed Notes, Greenwich Capital Markets, Inc.( "Greenwich Capital"), as the underwriter of the Asset Backed Notes, has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital with certain information  regarding  the  characteristics  of the Home  Loans in the  related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Notes, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Home Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.42 hereto, are filed on Form SE dated November 30, 1998.

---------------
         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 28, 1998 and the prospectus supplement dated November 23, 1998, of Financial Asset Securities Corp., relating to its City Capital Home Loan Trust 1998-4 Asset Backed Notes.

         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.4     Collateral Term Sheets.
                  filed on Form SE dated November 30, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FINANCIAL ASSET SECURITIES CORP.



                                     By:   /s/ John Paul Graham
                                        ---------------------------------------
                                        Name:  John Paul Graham
                                        Title:  Vice President

Dated:  November 30, 1998

Exhibit Index
-------------

Exhibit                                                                   Page
-------                                                                   ----

99.4              Collateral  Term Sheets  filed on Form SE dated  November  30,
                  1998.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                           November 30 1998


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Financial Asset Securities Corp.
                           City Capital Home Loan Trust 1998-4
                           Asset Backed Notes, Series 1998-4

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                               Very truly yours,

                                               /s/ Edward B. Locke

                                               Edward B. Locke


Enclosure